AIRGUIDE, INC.

WASTE EXPRESS, INC.

Report of Independent Registered Public Accounting Firm	F-22

Balance Sheets	F-23

Statements of Operations	F-25

Statements of Stockholders’ Equity	F-26

Statements of Cash Flows	F-27

Notes to Financial Statements	F-29

UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS
Introduction	F-36

Pro Forma Balance Sheet at April 30, 2006	F-37

Pro Forma Statement of Operations for the four months ended April 30, 2006	F-39

Pro Forma Statement of Operations for the period from inception (May 2, 2005) through December 31, 2005	F-40

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

Amerex Companies, Inc. and Subsidiary

We have audited the accompanying consolidated balance sheet of Amerex Companies, Inc. and Subsidiary as of December 31, 2005 and the related consolidated statements of operations, stockholders' equity and cash flows for the period from inception (May 2, 2005) through December 31, 2005.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Amerex Companies, Inc. and Subsidiary as of December 31, 2005, and the results of its operations and its cash flows for the period from inception (May 2, 2005) through December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

June 23, 2006

AMEREX COMPANIES, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

(Unaudited)

April 30,

December 31,

2006

2005

ASSETS

Current Assets:
Cash and cash equivalents	$ 25,870	$ 729,871
Restricted cash	2,250,000	3,500,000
Accounts receivable:
Trade, no allowance for doubtful accounts	1,105,589	140,678
Other current assets	58,340	16,155

Total Current Assets	3,439,799	4,386,704

Property and Equipment, at cost:
Land	46,226	46,226
Trucks, vehicles and rails	1,042,204	60,263
Buildings and improvements	333,422	116,981
Office equipment and fixtures	40,431	26,728
Shop equipment	911,388	426,033
Construction in progress	422,730	422,730
Assets held for sale	909,053	-

	3,705,454	1,098,961
Less accumulated depreciation	58,979	21,172

Net Property and Equipment	3,646,475	1,077,789

Other Assets	1,356,907	1,237,694

	$ 8,443,181	$ 6,702,187

AMEREX COMPANIES, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

(Unaudited)

April 30,

December 31,

2006

2005

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Note payable and current maturities of long-term debt	$ 1,020,000	$ 487,917
Accounts payable	683,740	96,272
Environmental remediation liability	500,000	-
Accrued and other current liabilities	1,250,612	189,774

Total Current Liabilities	3,454,352	773,963

Long-Term Debt	4,019,946	3,730,967

Total Liabilities	7,474,298	4,504,930

Stockholders' Equity:
Common stock - $1 par value; 1,000 shares
authorized, issued and outstanding	1,000	1,000
Stock subscriptions receivable	(1,000)	(1,000)
Additional paid in capital	3,114,292	2,852,736
Accumulated deficit	(2,145,409)	(655,479)

Total Stockholders' Equity	968,883	2,197,257

	$ 8,443,181	$ 6,702,187

AMEREX COMPANIES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

Inception

Four months

(May 2, 2005)

ended April 30,

through

2006

December 31, 2005

Operating Revenue	1,535,791	230,503

Operating Expenses:

Cost of services provided	942,013	142,150
General and administrative	636,428	302,791
Professional fees	76,207	129,579
Amortization	7,720	30,323
Depreciation	37,906	21,172

Total Operating Expenses	1,700,274	626,015

Operating Loss	(164,483)	(395,512)

Other Income (Expense):

Other income	3,998	8,448
Financing penalty fees	(420,738)	-
Interest expense	(214,956)	(83,080)
Amortization of debt financing costs	(186,132)	(36,033)
Amortization of debt discount	(507,619)	(149,302)

Total Other Income (Expense)	(1,325,447)	(259,967)

Net Loss	$ (1,489,930)	$ (655,479)

Loss Per Share	$ (1,489.93)	$ (655.48)

AMEREX COMPANIES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

For the Four Months Ended April 30, 2006 (Unaudited) and Period from Inception

   (May 2, 2005) through December 31, 2005

Stock

Additional

Common

Subscriptions

Paid-In

Accumulated

Stock

Receivable

Capital

Deficit

Total

Balance, May 2, 2005

$            -

$            -

$            -

$            -

$            -

Issuance of stock

1,000

(1,000)

     -

      -

   -

Obligations to issue common stock in

  connection with asset acquisitions

   -

      -

 375,000

   -

  375,000

Issuance of common stock

   warrants and beneficial

   conversion feature on debt

       -

  -

  1,961,668

     -

1,961,668

Obligation to issue common stock

   warrants for debt financing costs

-

 -

  322,318

-

  322,318

Obligation to issue common stock in

  in connection with note payable

  -

 -

 193,750

  -

193,750

Net loss

          -

            -

              -

(655,479)

(655,479)

Balance, December 31, 2005

    1,000

 (1,000)

2,852,736

 (655,479)

 2,197,257

Issuance of common stock

  warrants and beneficial

  conversion feature on debt

                 -

        -

  261,556

      -

261,556

Net loss

               -

              -

                -

  (1,489,930)

  (1,489,930)

Balance, April 30, 2006

$     1,000

$   (1,000)

$3,114,292

$(2,145,409)

$968,883

AMEREX COMPANIES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

Inception

Four months

(May 2, 2005)

ended April 30,

through

2006

December 31, 2005

Cash Flows From Operating Activities:
Net loss	$(1,489,930)	$(655,479)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	739,377	214,227
Increase in accounts receivable trade	(964,911)	(63,914)
Increase in other current assets	(42,185)	(10,348)
Increase in other assets	(5,000)	-
Increase in accounts payable	587,468	66,104
Increase (decrease) in other current liabilities	1,060,838	(10,620)

Net Cash Used In Operating Activities	(114,343)	(460,030)

Cash Flows From Investing Activities:
Purchase of property and equipment	(188,877)	(266,459)
(Increase) decrease in restricted cash	1,250,000	(3,500,000)
Purchase of other assets	-	(185,000)
Purchase of Waste Express, net of cash acquired	-	(359,272)
Cash paid for asset acquisitions	(1,917,716)	-

Net Cash Used in Investing Activities	(856,593)	(4,310,731)

Cash Flows From Financing Activities:
Proceeds from borrowings under long-term debt and
issuance of related common stock warrants	800,000	6,000,000
Proceeds from borrowings under short-term debt	-	850,000
Debt issue costs	(308,065)	(542,483)
Principal payments on short-term debt	(225,000)	(806,885)

Net Cash Provided by Financing Activities	266,935	5,500,632

Net (Decrease) Increase in Cash and Cash Equivalents	(704,001)	729,871

Cash and Cash Equivalents, beginning of period	729,871	-

Cash and Cash Equivalents, end of period	$ 25,870	$ 729,871

AMEREX COMPANIES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

Inception

Four months

(May 2, 2005)

ended April 30,

through

2006

December 31, 2005

OTHER DISCLOSURES

Interest paid	$ 215,485	$ 30,884

NONCASH TRANSACTIONS

Common stock obligations in exchange for property
and equipment	$ -	$ 375,000

Assumption of debt for purchases of property
and equipment	$ -	$ 166,891

Debt financing costs paid through obligation to issue
common stock warrants	$ -	$ 322,318

AMEREX COMPANIES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (MAY 2, 2005) THROUGH DECEMBER 31, 2005 (INFORMATION AS OF APRIL 30, 2006 AND FOR THE FOUR MONTHS ENDED APRIL 30, 2006 IS UNAUDITED)

1.  SUMMARY OF

SIGNIFICANT

ACCOUNTING

POLICIES

Nature of Operations:  Amerex Companies, Inc. and Subsidiary (the “Company”) is involved principally in providing waste management services to private companies, government agencies and municipalities located primarily in south central United States.

Basis of Consolidation:  The accompanying consolidated financial statements include the accounts of Amerex Companies, Inc. and its wholly-owned subsidiary, Waste Express, Inc. (“Waste Express’).  All significant intercompany transactions and balances have been eliminated in consolidation, including $433,162 and $146,040 of payables of Waste Express due to Amerex Companies, Inc. as of April 30, 2006 and December 31, 2005, respectively.

Cash and Cash Equivalents, Including Restricted Cash:  For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.  Cash equivalents do not include restricted cash.

Restricted cash on the accompanying balance sheet represents cash held within an escrow account established in accordance with the terms of the Senior Secured Convertible Notes (see Note 3).  The restricted funds were made available to the Company in 2006 upon the satisfaction of certain conditions as defined in the Senior Secured Convertible Notes agreement, and were used in part for asset acquisitions occurring in 2006.

The Company maintains certain cash and restricted cash balances at financial institutions in excess of federally insured amounts.  At December 31, 2005, such excess amounts were $609,134 for cash and $3,400,000 for restricted cash. At April 30, 2006, such excess amounts were $2,150,000 for restricted cash.

AMEREX COMPANIES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (MAY 2, 2005) THROUGH DECEMBER 31, 2005 (INFORMATION AS OF APRIL 30, 2006 AND FOR THE FOUR MONTHS ENDED APRIL 30, 2006 IS UNAUDITED)

1.  SUMMARY OF

SIGNIFICANT

ACCOUNTING

POLICIES

(CONTINUED)

Accounts Receivable:  Accounts receivable consists of amounts due from customers for services provided.  Accounts receivable are uncollateralized obligations due under normal trade terms requiring payment within 30 days from the invoice date.  The Company establishes an allowance for doubtful accounts based on its best estimate of probable losses in the accounts receivable balance.  No allowance for doubtful accounts was considered necessary as of December 31, 2005 and April 30, 2006.  The Company generally does not charge interest on delinquent accounts unless a contract specifically indicates otherwise.

Property and Equipment:  Property and equipment are carried at cost and depreciated using the straight-line method over their estimated useful lives ranging from 5 years for vehicles, 5 to 8 years for equipment and fixtures, and 10 to 15 years for buildings.  Gain or loss on disposal of such property and equipment is reflected in other income.  Maintenance and repairs are charged to expense as incurred, whereas major improvements are capitalized.

Construction in progress includes facilities and related equipment not yet placed in service and the costs of construction in progress on such facilities.

Permit Costs:  The cost of the Company’s environmental permit is being amortized on a straight-line basis over its estimated useful life of 10 years.  Amortization expense for the four months ended April 30, 2006 and period from inception (May 2, 2005) to December 31, 2005 was $7,720 and $7,720, respectively.

Impairment of Long-Lived Assets:  The Company evaluates its long-lived assets for impairment when events or changes in circumstances indicate, in management’s judgment, that the carrying value of such assets may not be recoverable.  The determination of whether an impairment has occurred is based on management’s estimate of undiscounted future cash flows attributable to the assets as compared to the carrying value of the assets.  If an impairment has occurred, the Company determines the amount of the impairment by estimating the fair value of the assets and recording a loss for the amount that the carrying value exceeds the estimated fair value.

AMEREX COMPANIES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (MAY 2, 2005) THROUGH DECEMBER 31, 2005 (INFORMATION AS OF APRIL 30, 2006 AND FOR THE FOUR MONTHS ENDED APRIL 30, 2006 IS UNAUDITED)

1.  SUMMARY OF

SIGNIFICANT

ACCOUNTING

POLICIES

(CONTINUED)

Revenue Recognition:  Revenue is recognized when persuasive evidence of an arrangement exists, services are rendered, the price is fixed or determinable and collection is reasonably assured.

Income Taxes:  Income taxes are provided for the tax effects of transactions reported in the consolidated financial statements and consist of taxes currently payable plus deferred taxes arising from the temporary differences between income for financial reporting and income tax purposes.  Temporary differences giving rise to deferred tax assets and liabilities consist primarily of differences between the financial reporting bases and income tax bases of bank premises and equipment and other assets, the allowance for loan losses, and net operating losses.

Debt Financing Costs and Discounts:  Costs associated with the issuance of debt as well as debt discounts are deferred and amortized over the term of the related debt instrument.

Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The determination of the adequacy of the allowance for doubtful accounts is based on estimates that are particularly susceptible to significant changes in the economic environment and market conditions. The determination of accruals for environmental costs is based on cost estimates to be incurred that are susceptible to change as more information becomes available.  As a result, it is reasonably possible that the estimated bad debt and environmental expenses may change materially in the near future.  However, the amount of the change that is reasonably possible cannot be estimated.  The estimated useful life of the permit and determination of whether an impairment of the permit has occurred is based on management’s estimate of the cash flows to be derived from the permit, which are based in part on management’s assessment of the Company’s ability to maintain and renew its permit.

AMEREX COMPANIES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (MAY 2, 2005) THROUGH DECEMBER 31, 2005 (INFORMATION AS OF APRIL 30, 2006 AND FOR THE FOUR MONTHS ENDED APRIL 30, 2006 IS UNAUDITED)

F12

1.  SUMMARY OF

SIGNIFICANT

ACCOUNTING

POLICIES

(CONTINUED)

Use of Estimates (Continued):  Exchanges of goods and services without a readily determinable value for share-based payments are based on the estimated values of the Company’s common stock and applicable share-based payment, as determined by the Company, which involves making certain assumptions and subjective judgments.  The estimated fair value of the Company’s common stock used in its valuation of share-based payments was $0.50 per share.  In 2005 valuations of stock warrants, the risk-free interest rate assumed was 4.3%.

New Accounting Pronouncements:  In December 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 123R (revised 2004), “Share-Based Payment” (“SFAS No. 123R”), which replaces SFAS No. 123, “Accounting for Stock-Based Compensation,” and supersedes Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees.”  SFAS No. 123R requires compensation costs related to share-based payment transactions to be recognized in financial statements based on the fair value on the grant date of the equity or liability instruments used.  Compensation cost will be recognized over the period that an employee provides service for that award, resulting in a decrease in net earnings.  We will adopt provisions of this Statement, as amended, beginning in fiscal 2006.  The Company has not issued any share-based payments to employees for compensation as of April 30, 2006 and December 31, 2005.  SFAS No. 123R does not change the accounting for share-based payment transactions with parties other than employees, which are measured at the fair value of the goods or services received or the equity instruments issued, whichever is more reliably measurable.

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB SFAS No. 3,” to change the requirements for the accounting for and reporting of a change in accounting principle.  The provisions of the Statement are effective for accounting changes made in fiscal years beginning after December 15, 2005.  This new standard could have a material impact on the Company’s results of operations, financial position or cash flows if an accounting change occurs.

Loss per Share:  Loss per share is presented in accordance with SFAS No. 128 “Earnings Per Share”.  Weighted average shares outstanding totaled 1,000 as of April 30, 2006 and December 31, 2005.

10

AMEREX COMPANIES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (MAY 2, 2005) THROUGH DECEMBER 31, 2005 (INFORMATION AS OF APRIL 30, 2006 AND FOR THE FOUR MONTHS ENDED APRIL 30, 2006 IS UNAUDITED)

1.  SUMMARY OF

SIGNIFICANT

ACCOUNTING

POLICIES

(CONTINUED)

2.  BUSINESS

COMBINATION

No outstanding stock warrants represent dilutive potential common shares for the periods January 1 through April 30, 2006 and from inception (May 2, 2005) through December 31, 2005.  As of December 31, 2005, the Company had outstanding common stock warrant obligations to issue 5,959,400 shares of common stock, and obligations to issue 1,000,000 restricted and 800,000 unrestricted shares of common stock.  These securities were not included in the computation of diluted earnings per share since to do so would have been antidilutive for the period presented.  In 2006, the Company issued additional warrants to issue 266,667 shares of common stock and committed to issue 984,000 additional shares of common stock (see Note 3).

On September 9, 2005, the Company acquired all of the outstanding stock of Waste Express, a waste management service company.  Components of the purchase price were as follows:

Cash paid	$296,281
Acquisition costs	63,073

Purchase price	$359,354

The allocation of the purchase price is as follows:

Property and equipment	$215,658
Intangible asset: permit	231,646
Receivables	76,764
Other current assets	5,887

Total assets	529,955

Accounts payable	30,168
Accrued liabilities	125,439
Debt assumed	14,994

Total liabilities	170,601

Purchase price	$359,354

The excess of the fair value of the net assets acquired over the purchase price was allocated among the noncurrent assets based on their estimated fair values.

AMEREX COMPANIES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (MAY 2, 2005) THROUGH DECEMBER 31, 2005 (INFORMATION AS OF APRIL 30, 2006 AND FOR THE FOUR MONTHS ENDED APRIL 30, 2006 IS UNAUDITED)

2.  BUSINESS

COMBINATION

(CONTINUED)

3.  NOTE PAYABLE

AND LONG-TERM

DEBT

The purchase agreement provides for contingent consideration to be paid to the prior owner to the extent that quarterly revenues of Waste Express exceed $270,000, with payments equal to 8% of any such excess up to a maximum amount of $235,000 plus 6% interest.  No amount was included in the purchase price for this consideration since the outcome of this contingency was uncertain as of the balance sheet date.  If and when payment of additional consideration occurs, the purchase price will be increased accordingly.

Results of operations of Waste Express for the period September 10, 2005 through December 31, 2005 are included in the Company’s financial statements.  The following unaudited pro forma financial information for 2005 presents the combined fiscal results of operations of Amerex and Waste Express as if the acquisition of Waste Express had occurred as of the date of the Company’s inception (May 2, 2005).

Revenue	$420,810

Net loss	(88,806)

Long-term debt consists of the following:

	April 30, 2006	December 31, 2005

Note payable to lender due August 2006, bearing interest at 8%, due on demand and collateralized by real estate. The note was paid in March 2006.	$ -	$ 225,000

Senior Secured Convertible Notes, bearing interest at 10%, interest payable monthly in arrears with 15 monthly principal payments of $113,333 beginning on September 1, 2006 with a final balloon payment due November 21, 2007.	6,800,000	6,000,000

	6,800,000	6,225,000

AMEREX COMPANIES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (MAY 2, 2005) THROUGH DECEMBER 31, 2005 (INFORMATION AS OF APRIL 30, 2006 AND FOR THE FOUR MONTHS ENDED APRIL 30, 2006 IS UNAUDITED)

3.  NOTE PAYABLE

AND LONG-TERM

DEBT

(CONTINUED)

	April 30, 2006	December 31, 2005

Unamortized debt discount on note payable	$ -	$ (137,083)

Unamortized debt discount on Senior Secured Convertible Notes	(2,780,054)	(1,869,033)

	4,019,946	4,218,884
Less note payable, net of debt discount, and current
maturities of long-term debt	1,020,000	487,917

Long-term debt	$ 2,999,946	$ 3,730,967

Maturities of note payable and long-term debt are as follows as of April 30, 2006:

  Year Ended

   Amount

April 30, 2007

$1,020,000

April 30, 2008

  5,780,000

$6,800,000

The Company entered into 10% Senior Secured Convertible Notes (the “Notes”) dated November 21, 2005 with CAMOFI MASTER LDC and a limited number of Qualified Institutional Investors.  Interest is payable monthly in arrears, in cash or, at the option of the Company and subject to certain conditions being met, in registered common stock.  The Notes are collateralized by a first lien on all current and future assets of the Company and its current and future subsidiaries.  The Notes are guaranteed by the current and future subsidiaries of the Company.  The agreement requires the Company to comply with certain nonfinancial covenants, including restricting the payment of dividends.

The Notes are convertible at any time into common stock at a fixed conversion price.  The fixed conversion price to convert the debt to equity is set at $0.50 per share, subject to adjustment as defined in the agreement for subsequent equity transactions.

AMEREX COMPANIES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (MAY 2, 2005) THROUGH DECEMBER 31, 2005 (INFORMATION AS OF APRIL 30, 2006 AND FOR THE FOUR MONTHS ENDED APRIL 30, 2006 IS UNAUDITED)

3.  NOTE PAYABLE

AND LONG-TERM

DEBT

(CONTINUED)

In connection with the issuance of the Notes, the holders of the Notes were issued five-year warrants to purchase 2,000,000 shares of common stock at an exercise price of $0.01 per share.  The warrants are exercisable on a cashless basis and include anti-dilution provisions.

In accordance with EITF Issue No. 98-5 and No. 00-27, the proceeds received were allocated to the Notes and warrants based on their estimated fair values, resulting in the recording of a debt discount and increase to additional paid-in capital for the allocated value of the warrants, which was $980,834.  The determination of the fair value assumed exercise at the end of 5 years and 17.44% stock price volatility.  Since the Notes possess a beneficial conversion feature, an additional debt discount and increase to additional paid-in capital of $980,834 were recorded based on the intrinsic value of the conversion feature.

A separate agreement with holders of the Notes provided that the Company would pay liquidated damages to the holders of the Notes if a registration statement was not filed and declared effective by certain dates in 2006.  Subsequent to December 31, 2005, the Company agreed to issue 984,000 shares of common stock to the holders of the Notes to settle such damages.

In connection with the issuance of the note payable, the Company agreed to issue certain dollar amounts of restricted and unrestricted shares of common stock based on the timing of debt repayment.  The note payable agreement was modified on November 28, 2005, at which time the Company agreed to issue an additional $225,000 in unrestricted shares of common stock.  The estimated value of these shares was recorded as additional paid-in-capital and debt discount.

On February 23, 2006, the 10% Senior Secured Convertible Notes Agreement was amended and restated.  In connection therewith, the aggregate outstanding balance of the Notes increased by $800,000 and additional five-year warrants for the purchase of 266,667 shares of common stock were issued.  The warrants were valued at $130,778 and the intrinsic value of the Notes’ beneficial conversion feature was $130,778.

The Company, as determined subsequent to December 31, 2005, was in noncompliance with certain covenants in the Notes agreement regarding delivery of financial information.  Management obtained a waiver from the holders of the Notes extending the previously agreed-upon delivery dates.  Management expects to be in compliance with its covenants during the remainder of 2006.

AMEREX COMPANIES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (MAY 2, 2005) THROUGH DECEMBER 31, 2005 (INFORMATION AS OF APRIL 30, 2006 AND FOR THE FOUR MONTHS ENDED APRIL 30, 2006 IS UNAUDITED)

4.  OTHER ASSETS

5.  COMMITMENTS

AND

CONTINGENCIES

Other assets consist of the following:

	April 30, 2006	December 31, 2005

Permit, net of accumulated amortization of $15,440 and $7,720, respectively	$ 216,206	$ 223,926

Debt financing costs, net of accumulated amortization of $222,165 and $36,033, respectively	950,701	828,768

Other	190,000	185,000

	$1,356,907	$1,237,694

Permit represents an intangible asset for the unamortized cost of environmental permits held by the Company.  This permit is amortized over an estimated life of 10 years.  The permit is currently in the process of being renewed for a 10 year period.  Amortization expense was $7,720 and $7,720 for the four months ended April 30, 2006 and period from inception (May 2, 2005) through December 31, 2005, respectively.

Capitalized debt financing costs are amortized over the two year term of the related Senior Secured Convertible Notes.  Included within debt financing costs is the estimated value of warrants to purchase 3,502,167 shares of common stock at an exercise price of $0.50 per share, which were issued to Capitoline Financial Group is controlled by a director of the Company.  Amortization expense was $186,132 and $36,033 for the four months ended April 30, 2006 and period from inception (May 2, 2005) through December 31, 2005, respectively.

The Company is a party to various legal and regulatory proceedings arising in the ordinary course of its business, none of which, in management’s opinion, will result in judgments which would have a material adverse effect on the Company’s financial position.

AMEREX COMPANIES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (MAY 2, 2005) THROUGH DECEMBER 31, 2005 (INFORMATION AS OF APRIL 30, 2006 AND FOR THE FOUR MONTHS ENDED APRIL 30, 2006 IS UNAUDITED)

6.  FAIR VALUE OF

FINANCIAL

INSTRUMENTS

7.  STOCKHOLDERS’

EQUITY

For certain of the Company’s financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and other accrued liabilities, the carrying amounts approximate fair market value due to their short maturities.

At April 30, 2006, the estimated fair value and carrying amount of the Company’s debt were as follows:

	Carrying Value	Fair Value

Senior Secured Convertible Notes	$4,019,946	$5,688,000

At December 31, 2005, the estimated fair value and carrying amount of the Company’s debt were as follows:

	Carrying Value	Fair Value

Note payable	$ 87,417	$ 225,000

Senior Secured Convertible Notes	$4,130,967	$5,019,000

The fair values of the Company’s debt instruments were estimated by the Company.  Fair value of the note payable was estimated to be its face value based on the terms of the agreement and its recent issuance.  Fair value of the Senior Secured Convertible Notes was estimated considering the value of the warrants issued in connection with the Notes, the recent issuance date of the Notes and current market conditions.  The estimated fair values may not be representative of actual values of the financial instruments that could have been realized at year-end or may be realized in the future.

In connection with certain asset acquisitions, the Company agreed to issue 750,000 shares of restricted stock, valued at $375,000 in the aggregate, to the sellers of the assets.  In connection with debt issuances and related financing costs, the Company had agreed, as of December 31, 2005, to issue warrants for the purchase of 3,959,400 shares of common stock and $400,000 in unrestricted shares and $125,000 in restricted shares of common stock. Based on the terms of its note payable agreement, the Company may be required to issue additional common stock of up to $75,000 in unrestricted shares and $125,000 in restricted shares in 2006.

AMEREX COMPANIES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (MAY 2, 2005) THROUGH DECEMBER 31, 2005 (INFORMATION AS OF APRIL 30, 2006 AND FOR THE FOUR MONTHS ENDED APRIL 30, 2006 IS UNAUDITED)

8.  SEGMENT

REPORTING

The Company’s operating segments are defined as components for which separate financial information is available that is evaluated regularly by the chief operating decision maker.  The Company’s reportable segments consist of Waste Express and Other.  The accounting policies of the operating segments are the same as those described in the summary of significant accounting policies.  The Company manages its business segments primarily based on earnings before income taxes.

Selected financial information for reportable segments for the period from January 1 through April 30, 2006 is as follows:

	Waste Express	Other	Eliminations	Consolidated

Revenues	$1,116,914	$ 418,877	$ -	$ 1,535,791
Operating income (loss)	253,322	(417,805)	-	(164,483)
Other income	17	3,981	-	3,998
Interest expense, penalties
and amortization of debt
costs and debt discount	(30)	(1,329,415)	-	(1,329,445)
Income (loss) before taxes	253,309	(1,743,239)	-	(1,489,930)
Segment assets	1,312,091	7,923,606	(792,516)	8,443,181
Expenditures for acquisitions,
property and equipment	347	2,106,246	-	2,106,593

Selected financial information for reportable segments for the period from inception to December 31, 2005 is as follows:

	Waste Express	Other	Eliminations	Consolidated

Revenues	$199,729	$ 30,774	$ -	$ 230,503
Operating loss	(62,934)	(332,578)	-	(395,512)
Other income	122	8,326	-	8,448
Interest expense and
amortization of debt costs
and debt discount	(408)	(268,007)	-	(268,415)
Loss before taxes	(63,220)	(592,259)	-	(655,479)
Segment assets	570,114	6,637,467	(505,394)	6,702,187
Expenditures for
property and equipment	-	266,459	-	266,459

AMEREX COMPANIES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (MAY 2, 2005) THROUGH DECEMBER 31, 2005 (INFORMATION AS OF APRIL 30, 2006 AND FOR THE FOUR MONTHS ENDED APRIL 30, 2006 IS UNAUDITED)

9.  INCOME TAXES

The Company had no income tax expense for the four months ended April 30, 2006 and period from inception (May 2, 2005) through December 31, 2005.

Significant components of the net deferred tax asset are as follows:

	April 30, 2006	December 31, 2005

Deferred tax assets:
Estimated net operating loss carryforwards	$ 574,230	$ 194,689
Property and equipment	554	203

Gross deferred tax assets	574,784	194,892
Valuation allowance	(536,716)	(155,465)

	38,068	39,427
Deferred tax liabilities -
Intangible assets	(38,068)	(39,427)

Net deferred tax asset	$ -	$ -

The valuation allowance serves to reduce net deferred tax assets to an amount that will more likely than not be realized.

The net operating loss generated in 2005 and 2006 will expire in 2025 and 2026, respectively.

A reconciliation of income taxes at the federal statutory rate to income tax expense for the four months ended April 30, 2006 and period from inception (May 2, 2005) through December 31, 2005 is as follows:

	April 30,	December 31,
	2006	2005

Income tax benefit at statutory rate	$ 521,147	$ 229,418
Debt discount amortization	(197,464)	(58,079)
Meals and entertainment	(503)	(503)
State income taxes	58,071	25,564
Impact of acquisition on valuation allowance	-	(40,935)
Increase in valuation allowance	(381,251)	(155,465)

	$ -	$ -

AMEREX COMPANIES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (MAY 2, 2005) THROUGH DECEMBER 31, 2005 (INFORMATION AS OF APRIL 30, 2006 AND FOR THE FOUR MONTHS ENDED APRIL 30, 2006 IS UNAUDITED)

10.  CONCENTRATIONS

11.  RELATED PARTY

TRANSACTIONS

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of trade receivables with a variety of customers.  The Company generally does not require collateral related to receivables.  During the period from inception (May 2, 2005) through December 31, 2005, and the four-months ended April 30, 2006, the Company had revenue from five and two customers comprising approximately 43% and 81% of total revenues, respectively.  At December 31, 2005 and April 30, 2006, accounts receivable from six and two customers comprised approximately 49% and 92% of total accounts receivable, respectively.

During the period from inception (May 2, 2005) through December 31, 2005, the Company paid consulting fees of $75,000 and agreed to issue 3,959,400 to a company for which a principal of that company also serves on the Company’s board of directors.  During this period, the Company also paid consulting fees of $37,500 to a company owned by an officer and board member of the Company.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder

Waste Express, Inc.

We have audited the accompanying balance sheets of Waste Express, Inc. as of December 31, 2005 and 2004 and the related statements of operations, stockholders’ equity and cash flows for each of the periods September 10, 2005 through December 31, 2005 and January 1, 2005 through September 9, 2005 and the year ended December 31, 2004.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Waste Express, Inc. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the periods September 10, 2005 through December 31, 2005 and January 1, 2005 through September 9, 2005 and the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

June 23, 2006

WASTE EXPRESS, INC.

BALANCE SHEETS

  (Unaudited)

April 30,

December 31,

December 31,

2006

2005

2004

ASSETS

Current Assets:
Cash	$ 85,311	$ 9,314	$ 4,861
Accounts receivable:
Trade, no allowance for doubtful
Accounts	791,636	115,094	73,210
Other current assets	8,340	10,965	1,338

Total Current Assets	885,287	135,373	79,409

Property and Equipment, at cost:
Land	28,956	28,956	48,283
Trucks and vehicles	18,763	18,763	42,304
Buildings and improvements	116,981	116,981	197,404
Office equipment and fixtures	6,927	6,927	138,254
Shop equipment	45,099	44,752	110,519

	216,726	216,379	536,764

Less accumulated depreciation	11,128	5,564	301,086

Net Property and Equipment	205,598	210,815	235,678

Intangible Asset, net	216,206	223,926	143,865

Other Assets	5,000	-	8,201

	$ 1,312,091	$ 570,114	$ 467,153

WASTE EXPRESS, INC.

BALANCE SHEETS

(Unaudited)

April 30,

December 31,

December 31,

2006

2005

2004

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Current maturities of long-term debt	$ -	$ -	$ 25,809
Note payable to stockholder	-	-	74,020
Accounts payable	379,984	82,866	120,090
Payable to parent	433,162	146,040	-
Other	39,448	45,074	68,813

Total Current Liabilities	852,594	273,980	288,732

Long-Term Debt	-	-	16,544

Total Liabilities	852,594	273,980	305,276

Stockholders' Equity:
Common stock - $1 par value; 2,000
shares authorized, issued and
outstanding	2,000	2,000	2,000
Additional paid in capital	357,354	357,354	1,912,685
Retained earnings (accumulalted deficit)	100,143	(63,220)	(1,752,808)

Total Stockholders' Equity	459,497	296,134	161,877

	$ 1,312,091	$ 570,114	$ 467,153

WASTE EXPRESS, INC.

STATEMENTS OF OPERATIONS

 (Unaudited)

Four Months

Four Months

September 10-

January 1 -

Year Ended

Ended April 30,

Ended April 30,

 December 31,

September 9,

December 31,

2006

2005

2005

2004

Operating Revenue	$1,116,914	$253,454	$199,729	$442,168	$ 748,670

Operating Expenses:
Cost of services provided	724,029	159,890	131,799	297,016	530,969
General and administrative	126,279	75,166	117,580	169,752	381,496
Amortization	7,720	8,226	7,720	17,070	24,679
Depreciation	5,564	3,376	5,564	6,989	18,567

Total Operating Expense	863,592	246,658	262,663	490,827	955,711

Operating Loss	253,322	6,796	(62,934)	(48,659)	(207,041)

Other Income (Expense):
Other income	17	-	122	9,199	-
Interest expense	(30)	(7,162)	(408)	(8,228)	(13,815)

Total Other Income (Expense)	(13)	(7,162)	(286)	971	(13,815)

Income (Loss) before Taxes	253,309	(366)	(63,220)	(47,688)	(220,856)

Income Tax Expense	89,946	-	-	-	-

Net Income (Loss)	$ 163,363	$ (366)	$ (63,220)	$ (47,688)	$(220,856

Income (Loss) per Share	$81.68	$(0.18)	$(33.32)	$(23.84)	$(110.43)

WASTE EXPRESS, INC.

STATEMENTS OF STOCKHOLDERS’ EQUITY

Common

Paid in

Retained Earnings

   Stock

   Capital

(Accumulated Deficit)

   Total

Balance, December 31, 2003

$2,000

$ 1,912,685

$(1,531,952)

$ 382,733

Net loss

          -

                  -

     (220,856)

  (220,856)

Balance, December 31, 2004

2,000

1,912,685

(1,752,808)

161,877

Contribution of stockholder note

-

72,120

-

72,120

Net loss

          -

                  -

     (47,688)

    (47,688)

Balance, September 9, 2005

2,000

1,984,805

(1,800,496)

186,309

Push-down accounting

  adjustments resulting from

  purchase by Amerex

-

(1,627,451)

1,800,496

173,045

Net loss

          -

                  -

     (63,220)

    (63,220)

Balance, December 31, 2005

$2,000

$    357,354

$     (63,220)

$ 296,134

Net income (unaudited)

          -

                  -

      163,363

   163,363

Balance, April 30, 2006 (unaudited)

$2,000

$    357,354

$    100,143

$ 459,497

WASTE EXPRESS, INC.

STATEMENTS OF CASH FLOWS

(Unaudited)

Four Months

Four Months

September 10-

January 1 -

Year Ended

Ended April 30,

Ended April 30,

 December 31,

September 9,

December 31,

2006

2005

2005

2004

Cash Flows From Operating Activities:
Net income (loss)	$ 163,363	$ (366)	$ (63,220)	$(47,688)	$(220,856)
Adjustments to reconcile net loss to
net cash provided by operating activities:
Depreciation and amortization	13,284	11,602	13,284	24,059	18,567
Gain on disposal of property and
equipment	-	-	-	(9,199)	-
(Increase) Decrease in accounts
receivable trade	(676,542)	(10,387)	(38,327)	(3,557)	50,033
(Increase) Decrease in other
current assets	2,625	(10,909)	(5,158)	1,338	426
(Increase) Decrease in other assets	(5,000)	1,882	-	2,393	17,818
(Decrease) Increase in accounts
payable	297,118	2,066	52,697	(20,924)	64,588
(Decrease) Increase in other
current liabilities	(5,626)	44,913	(81,537)	55,893	59,751

Net Cash Provided by (Used in)
Operating Activities	(210,778)	38,801	(122,261)	2,315	(9,673)

WASTE EXPRESS, INC.

STATEMENTS OF CASH FLOWS

(Unaudited)

Four Months

Four Months

 September 10-

January 1 -

Year Ended

Ended April 30,

Ended April 30,

 December 31,

September 9,

December 31,

2006

2005

2005

2004

Cash Flows From Investing Activities:
Purchase of property and equipment	(347)	-	-	-	-

Net Cash Used in Investing Activities	(347)	-	-	-	-

Cash Flows From Financing Activities:
Proceeds from long term debt borrowings	$ -	$ -	$ -	$ -	$ 20,000
Net advance from parent	287,122	-	146,040	-	-
Principal payments on long-term debt	-	(38,708)	(14,993)	(6,648)	(14,715)

Net Cash Provided by (Used in)
Financing Activities	287,122	(38,708)	131,047	(6,648)	5,285

Net Increase (Decrease) in Cash	75,997	93	8,786	(4,333)	(4,388)

Cash, beginning of period	9,314	9,314	528	4,861	9,249

Cash, end of period	$ 85,311	$ 9,407	$ 9,314	$ 528	$ 4,861

OTHER DISCLOSURES

Interest paid	$ 30	$ 7,162	$ 408	$ 8,228	$ 8,636

WASTE EXPRESS, INC.

NOTES TO FINANCIAL STATEMENTS

PERIODS SEPTEMBER 10, 2005 THROUGH DECEMBER 31, 2005 AND JANUARY 1, 2005

THROUGH SEPTEMBER 9, 2005 AND YEAR ENDED DECEMBER 31, 2004 (INFORMATION AS OF APRIL 30, 2006 AND FOR THE FOUR MONTHS ENDED APRIL 30, 2006 AND 2005 IS UNAUDITED)

1.  SUMMARY OF

SIGNIFICANT

ACCOUNTING

POLICIES

Nature of Operations:  Waste Express, Inc. (the "Company") provides waste transportation, storage and disposal services to private companies, government agencies and municipalities in the south central United States.  On September 9, 2005, Amerex Companies, Inc. (“Amerex”) acquired all of the outstanding common stock of the Company.  See Note 2 for discussion of the purchase and related push-down accounting adjustments and presentation.

Cash and Cash Equivalents:  For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Accounts Receivable:  Accounts receivable consists of amounts due from customers for services provided.  Accounts receivable are uncollateralized obligations due under normal trade terms requiring payment within 30 days from the invoice date.  The Company establishes an allowance for doubtful accounts based on its best estimate of probable losses in accounts receivable.  No allowance for doubtful accounts was considered necessary as of April 30, 2006, December 31, 2005 and 2004.  The Company generally does not charge interest on delinquent accounts unless a contract specifically indicates otherwise.

Property and Equipment:  Property and equipment are carried at cost and depreciated using the straight-line method over their estimated useful lives.  Prior to September 10, 2005, the Company’s estimated useful lives were 5 years for automobiles, 5 to 7 years for equipment and fixtures, and 15 to 39 years for buildings and improvements.  Upon acquisition of the Company by Amerex, the Company reassessed the estimated useful lives of its property and equipment, resulting in lives of 5 years for automobiles, 5 to 7 years for equipment and fixtures, and 10 to 15 years for buildings and improvements.  Gain or loss on disposal of property and equipment is reflected in other income.  Maintenance and repairs are charged to expense as incurred, whereas major improvements are capitalized.

WASTE EXPRESS, INC.

NOTES TO FINANCIAL STATEMENTS

PERIODS SEPTEMBER 10, 2005 THROUGH DECEMBER 31, 2005 AND JANUARY 1, 2005

THROUGH SEPTEMBER 9, 2005 AND YEAR ENDED DECEMBER 31, 2004 (INFORMATION AS OF APRIL 30, 2006 AND FOR THE FOUR MONTHS ENDED APRIL 30, 2006 AND 2005 IS UNAUDITED)

1.  SUMMARY OF

SIGNIFICANT

ACCOUNTING

POLICIES

(CONTINUED)

Impairment of Long-Lived Assets:  The Company evaluates its long-lived assets for impairment when events or changes in circumstances indicate, in management’s judgment, that the carrying value of such assets may not be recoverable.  The determination of whether an impairment has occurred is based on management’s estimate of undiscounted future cash flows attributable to the assets as compared to the carrying value of the assets.  If an impairment has occurred, the Company determines the amount of the impairment by estimating the fair value of the assets and recording a loss for the amount that the carrying value exceeds the estimated fair value.

Income Taxes:  Prior to September 10, 2005, the Company elected S Corporation status under the Internal Revenue Code.  As such, the shareholder was taxed on his proportionate share of the Company's taxable income, and no income tax provision or liability has been included in the Company’s financial statements prior to September 10, 2005.  Beginning September 10, 2005, the Company’s operations will be included in Amerex’s consolidated income tax return.  Amerex allocates income tax expense to the Company based on book net income without recognition of any income tax benefit for book net losses.  As such, no deferred tax balances have been recognized as of April 30, 2006 and December 31, 2005, and no current tax benefit has been recorded for the period ending December 31, 2005.

Revenue Recognition:  Revenue is recognized when persuasive evidence of an arrangement exists, services are rendered, the price is fixed or determinable, and collection is reasonably assured.

Segment Reporting:  The Company’s operations are treated as one operating segment since profit and loss reports to the chief operating decision maker are aggregated.

Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

WASTE EXPRESS, INC.

NOTES TO FINANCIAL STATEMENTS

PERIODS SEPTEMBER 10, 2005 THROUGH DECEMBER 31, 2005 AND JANUARY 1, 2005

THROUGH SEPTEMBER 9, 2005 AND YEAR ENDED DECEMBER 31, 2004 (INFORMATION AS OF APRIL 30, 2006 AND FOR THE FOUR MONTHS ENDED APRIL 30, 2006 AND 2005 IS UNAUDITED)

1.  SUMMARY OF

SIGNIFICANT

ACCOUNTING

POLICIES

(CONTINUED)

2.  PUSH-DOWN

ACCOUNTING

Use of Estimates (Continued):  The determination of the adequacy of the allowance for bad debts is based on estimates that are particularly susceptible to significant changes in the economic environment and market conditions.  In addition, the determination of accruals for environmental costs is based on cost estimates to be incurred that are susceptible to change as more information becomes available.  As a result, it is reasonably possible that estimated bad debt and environmental expenses may change materially in the near future.  However, the amount of the change that is reasonably possible cannot be estimated.  The estimated useful life of the permit and determination of whether an impairment of the permit has occurred is based on management’s estimate of the cash flows to be derived from the permit, which are based in part on management’s assessment of the Company’s ability to maintain and renew its permit.

New Accounting Pronouncements:  In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 154, “Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and SFAS No. 3,” to change the requirements for the accounting for and reporting of a change in accounting principle.  The provisions of SFAS No. 154 are effective for accounting changes made in fiscal years beginning after December 15, 2005.  This new standard could have a material impact on the Company’s results of operations, financial position or cash flows if an accounting change occurs.

On September 9, 2005, all of the Company’s outstanding common stock was purchased by Amerex.  As a result, SEC Staff Accounting Bulletin Topic 5J requires the acquisition by Amerex to be “pushed-down,” meaning the post-transaction financial statements of the Company reflect a new basis of accounting as of September 10, 2005.

The purchase price paid as a result of the transaction described above has been allocated to a proportionate amount of the Company’s underlying assets and liabilities at the date of the transaction.  The following represents the allocation of the purchase price based on the approximate fair values attributable to the assets acquired and liabilities assumed in the Amerex acquisition:

WASTE EXPRESS, INC.

NOTES TO FINANCIAL STATEMENTS

PERIODS SEPTEMBER 10, 2005 THROUGH DECEMBER 31, 2005 AND JANUARY 1, 2005

THROUGH SEPTEMBER 9, 2005 AND YEAR ENDED DECEMBER 31, 2004 (INFORMATION AS OF APRIL 30, 2006 AND FOR THE FOUR MONTHS ENDED APRIL 30, 2006 AND 2005 IS UNAUDITED)

2.  PUSH-DOWN

ACCOUNTING

(CONTINUED)

Property and equipment	$215,658
Intangible asset: environmental permit	231,646
Receivables	76,764
Other current assets	5,887

Total assets	529,955

Accounts payable	30,168
Accrued liabilities	125,439
Debt assumed	14,994

Total liabilities	170,601

Purchase price	$359,354

The excess of the fair value of the net assets acquired over the purchase price was allocated among the property, equipment and intangible asset based on their estimated fair values.  Additional contingent consideration will be paid to the extent the Company generates quarterly revenues in excess of $270,000, with payments equal to 8% of any such excess up to a maximum of $235,000 plus 6% interest.  If this occurs, additional cost will be allocated to the same noncurrent assets in a similar manner.

The primary changes to the balance sheet reflect (1) adjustments to the intangible asset to reflect the increase in cost basis of the permit arising from the push down accounting adjustments; (2) adjustments to property and equipment to reflect the increase in cost basis arising from the push down accounting adjustments; (3) closing out accumulated deficit balance at the purchase date; and (4) an increase to the equity section from these adjustments.  The primary changes to the income statement include (1) an increase in amortization expense related to the increase in the amortizable base of the permit; and (2) an increase in depreciation expense related to the increase in depreciable base of the property and equipment.

F-30

WASTE EXPRESS, INC.

NOTES TO FINANCIAL STATEMENTS

PERIODS SEPTEMBER 10, 2005 THROUGH DECEMBER 31, 2005 AND JANUARY 1, 2005

THROUGH SEPTEMBER 9, 2005 AND YEAR ENDED DECEMBER 31, 2004 (INFORMATION AS OF APRIL 30, 2006 AND FOR THE FOUR MONTHS ENDED APRIL 30, 2006 AND 2005 IS UNAUDITED)

2.  PUSH-DOWN

ACCOUNTING

(CONTINUED)

3.  RELATED PARTY

TRANSACTIONS

Due to the impact of the changes resulting from the push down accounting adjustments described above, the statement of operations and cash flows presentations separate the Company’s results into two periods:  (1) the period ending with the September 9, 2005 purchase of the Company’s outstanding common stock by Amerex and (2) the period beginning after that date utilizing the new basis of accounting.  The results are further separated by a heavy black line to indicate the effective date of the new basis of accounting.  Similarly, the current and prior period amounts reported on the balance sheet are separated by a heavy black line to indicate the application of a new basis of accounting between the periods presented.

Related parties consist of stockholders.  Accounts payable to Amerex at April 30, 2006 and December 31, 2005 was approximately $433,162 and $146,000, respectively.  There were no accounts payable to the former stockholder at December 31, 2004.

At December 31, 2004, the Company had a $74,020 note payable to its stockholder.  This note was forgiven and effectively contributed as capital to the Company in connection with the purchase of the Company by Amerex.

In November 2005, Amerex issued $6 million in senior secured notes, whereby the holders of the notes obtained a security interest in all of the assets of Amerex and the Company.  As part of this note agreement, the Company is subject to certain nonfinancial covenants, including restrictions on indebtedness and asset sales.

WASTE EXPRESS, INC.

NOTES TO FINANCIAL STATEMENTS

PERIODS SEPTEMBER 10, 2005 THROUGH DECEMBER 31, 2005 AND JANUARY 1, 2005

THROUGH SEPTEMBER 9, 2005 AND YEAR ENDED DECEMBER 31, 2004 (INFORMATION AS OF APRIL 30, 2006 AND FOR THE FOUR MONTHS ENDED APRIL 30, 2006 AND 2005 IS UNAUDITED)

4.  LONG-TERM

DEBT

5.  INTANGIBLE ASSET

Notes payable and long-term debt consists of the following:

	April 30,	December 31	December 31
	2006	2005	2004

Borrowings under a $20,000 line of credit with a bank due October 2005, bearing interest at prime (5.25% at December 31, 2004) and collateralized by the assets of the company.	$ -	$ -	$ 20,000

Note payable to bank due June 2008 with monthly payments of $618, including interest at 7.49%, and collateralized by transportation equipment.	-	-	22,353

Note payable with former stockholder bearing interest at 7%, unsecured and due on demand.	-	-	74,020

	-	-	116,373

Less current maturities	-	-	99,829

	$ -	$ -	$ 16,544

Intangible asset as of April 30, 2006, December 31, 2005 and December 31, 2004 consists of the following:

	2006	2005	2004
Permit, net of amortization of $15,440, $7,720 and $226,135 at April 30, 2006, December 31, 2005 and December 31, 2004, respectively	$216,206	$223,926	$143,865

Permit represents an intangible asset for the unamortized cost of environmental permits held by the Company.  Prior to September 10, 2005, this permit was amortized over an estimated useful life of 15 years.  Upon acquisition of the Company by Amerex, the Company reassessed the useful life of the permit, assigning a remaining useful life of 10 years as of September 10, 2005.

WASTE EXPRESS, INC.

NOTES TO FINANCIAL STATEMENTS

PERIODS SEPTEMBER 10, 2005 THROUGH DECEMBER 31, 2005 AND JANUARY 1, 2005

THROUGH SEPTEMBER 9, 2005 AND YEAR ENDED DECEMBER 31, 2004 (INFORMATION AS OF APRIL 30, 2006 AND FOR THE FOUR MONTHS ENDED APRIL 30, 2006 AND 2005 IS UNAUDITED)

5.  INTANGIBLE ASSET

(CONTINUED)

6.  COMMITMENTS

AND

CONTINGENCIES

7. FAIR VALUE OF

FINANCIAL

INSTRUMENTS

8. CONCENTRATIONS

The permit is currently in the process of being renewed for a 10 year period.  Amortization expense was $7,720 and $8,226 for the four-month periods ended April 30, 2006 and 2005, respectively.  Amortization expense was $17,070 and $7,720 for the period January 1, 2005 to September 9, 2005 and September 10, 2005 to December 31, 2005, respectively.  Amortization expense was $24,679 for the year ended December 31, 2004.

The Company is a party to various legal and regulatory proceedings arising in the ordinary course of its business, none of which, in management’s opinion, will result in judgments which would have a material adverse effect on the Company’s financial position.

The carrying amounts of the Company’s financial instruments, including accounts receivable, accounts payable and accrued liabilities, approximate fair value due to their short maturities.  The carrying amounts of the Company’s debt at December 31, 2004 approximated their fair values based on their terms and maturities.

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of trade receivables with a variety of customers.  The Company generally does not require collateral related to receivables.  During the four months ended April 30, 2006 and the periods September 10, 2005 through December 31, 2005 and January 1, 2005 through September 9, 2005, the Company had revenues from one, four and three customers comprising approximately 75%, 17% and 72% of total revenues, respectively.  At April 30, 2006, December 31, 2005 and December 31, 2004, accounts receivable from one, six and four customers comprised approximately 94%, 60% and 43% of total accounts receivable, respectively.

UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined statement of operations is based on, and should be read in conjunction with, the historical financial statements and notes thereto of Amerex Companies, Inc. (“Amerex”) and Waste Express (“Waste Express”) included elsewhere in this Form 8-K. The unaudited pro forma information is presented for illustration purposes only in accordance with the assumptions set forth below and described in the notes to the pro forma condensed combined financial statements.

The unaudited pro forma condensed combined balance sheet includes the balance sheet of Amerex and gives pro forma effect to the exchange of Amerex’s shares of common stock for shares of common stock of Airguide, Inc. (“Airguide”) as if this transaction was consummated on April 30, 2006.  For accounting purposes, Amerex is considered the acquirer of Airguide.  Airguide had no assets and no liabilities as of April 30, 2006.

The unaudited pro forma condensed combined statement of operations for the four months ended April 30, 2006 includes the statement of operations of Amerex and gives pro forma effect to the exchange of Amerex’s shares of common stock for shares of common stock of Airguide as if the transaction was consummated on January 1, 2006.  Airguide had no revenue and no expenses during this period.

The unaudited pro forma condensed combined statement of operations for the period from inception (May 2, 2005) through December 31, 2005 combines the statement of operations of Amerex with the statement of operations of Waste Express and gives pro forma effect to the September 9, 2005 acquisition of Waste Express and exchange of Amerex’s shares of common stock for shares of common stock of Airguide as if the transactions were consummated on the date of Amerex’s inception (May 2, 2005).  Airguide had no revenue and no expenses during this period.

The pro forma adjustments reflected in these unaudited condensed combined pro forma financial statements are described in the notes hereto and are based on the Company's estimates, available information and assumptions that management believes are reasonable. The following unaudited pro forma condensed combined financial statements also do not include any adjustments to conform accounting practices of the combining entities or to reflect any cost savings or synergies anticipated as a result of having completed these transactions. This information is also not necessarily indicative of the operating results or the financial position that would have occurred or could occur in future periods had these transactions been completed as of the dates or for the periods indicated.

F-#

AIRGUIDE, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AT APRIL 30, 2006

PRO FORMA

COMBINED

AMEREX (A)

ADJUSTMENTS

PRO FORMA

ASSETS

Current Assets

   Cash and cash equivalents

$     25,870

$               -

$     25,870

   Restricted cash

2,250,000

-

2,250,000

   Accounts receivable

1,105,589

-

1,105,589

   Other current assets

       58,340

                  -

     58,340

      Total Current Assets

2,839,799

-

2,839,799

Property and equipment, net of

   accumulated depreciation

3,646,475

-

3,646,475

Other Assets

  1,356,907

                  -

  1,356,907

      TOTAL ASSETS

$8,443,181

                  -

$8,443,181

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities

   Accounts payable

$   683,740

$               -

$   683,740

   Accrued expenses and other

      current liabilities

1,750,612

1,750,612

   Note payable and current maturities

      of long-term debt

  1,020,000

                 -

  1,020,000

      Total Current Liabilities

3,454,352

-

3,454,352

   Long-term debt

  4,019,946

                 -

  4,019,946

      Total Liabilities

7,474,298

-

7,474,298

Stockholders' Equity

   Common stock

1,000

$ 20,304 (b)

20,304

(1,000)(b)

   Common stock subscribed

(1,000)

1,000 (b)

-

   Additional paid-in capital

3,114,292

(20,304)(b)

3,093,988

   Accumulated deficit

  (2,145,409)

                  -

  (2,145,409)

     TOTAL LIABILITIES AND

        STOCKHOLDERS’ EQUITY

$ 8,443,181

$                -

$ 8,443,181

NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA

BALANCE SHEET

For accounting and reporting purposes, Amerex is considered to be the acquirer of Airguide, Inc.  Airguide, Inc. had no assets and no liabilities as of April 30, 2006.

(a)

Derived from the unaudited consolidated balance sheet of Amerex Companies, Inc. as of April 30, 2006.

(b)

Adjustments to reflect capitalization of the Company after the exchange of shares of common stock of Airguide, Inc. for shares of Amerex common stock.  The new par value of the Company’s common stock is $0.001 per share and the number of shares outstanding after the exchange transactions will be 20,303,668 shares.

AIRGUIDE, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE FOUR MONTHS ENDED APRIL 30, 2006

PRO FORMA

COMBINED

AMEREX (A)

ADJUSTMENTS

PRO FORMA

Revenue

$1,535,791

$                -

$1,535,791

Cost of services

942,013

-

942,013

General, administrative and

   professional

712,635

-

712,635

Depreciation and amortization

       45,626

                  -

        45,626

   Loss From Operations

(164,483)

-

(164,483)

Interest expense

(214,956)

-

(214,956)

Amortization of debt discount

   and costs

(693,751)

-

(693,751)

Debt penalty fees

(420,738)

-

(420,738)

Other income

3,998

-

3,998

     NET LOSS

$(1,489,930)

                 -

$(1,489,930)

     NET LOSS PER COMMON SHARE:

        BASIC AND DILUTED

$  (1,489.93)

                 -

$      (0.07)

Weighted Average Number of

   Common Shares Outstanding:

      Basic and diluted

1,000

(1,000)(b)

20,303,668

20,303,668 (b)

NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA

STATEMENT OF OPERATIONS

Note:  Airguide, Inc. had no operations, revenues or expenses during the period.

(a)

Derived from the unaudited statement of operations of Amerex Companies, Inc. for the four months ended April 30, 2006.

(b)

Reflects capitalization of the Company after the exchange of shares of common stock of Airguide, Inc. for shares of Amerex common stock, as if the exchange occurred on January 1, 2006.  The number of shares outstanding after the exchange transactions will be 20,303,668 shares.

AIRGUIDE, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE PERIOD FROM AMEREX’S INCEPTION (MAY 2, 2005)

THROUGH DECEMBER 31, 2005

WASTE EXPRESS

MAY 2, 2005 TO

PURCHASE

PRO FORMA

COMBINED

AMEREX (a)

    DATE (b)

ADJUSTMENTS

PRO FORMA

Revenue

$ 230,503

$221,084

$ 451,587

Cost of services

142,150

148,508

290,658

General, administrative and

   professional

432,370

84,876

517,246

Depreciation and amortization

51,495

12,030

4,397(c)

 67,922

   Loss From Operations

(395,512)

(24,330)

(4,397)

(424,239)

Interest expense

(83,080)

(4,114)

(12,000)(d)

(99,194)

Amortization of debt discount

   and costs

(185,335)

-

(14,584)(e)

(199,919)

Other income

       8,448

      4,600

     13,048

     NET LOSS

$(655,479)

$(23,844)

$(30,981)

$(710,304)

      NET LOSS PER COMMON SHARE:

      BASIC AND DILUTED

$(655.48)

$(11.92)

$(0.03)

Weighted Average Number of Common

   Shares Outstanding:

20,303,668 (f)

      Basic and diluted

1,000

2,000(f)

(3,000)(f)

20,303,668

NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA

STATEMENT OF OPERATIONS

(a)

Derived from the audited statement of operations of Amerex Companies, Inc. for the period from inception (May 2, 2005) through December 31, 2005.

(b)

Derived from the audited statement of operations of Waste Express for the period January 1, 2005 through September 9, 2005, assuming balances were evenly incurred over the period (i.e. reflects proportional allocation of January 1 through September 9, 2005 balances to the period May 2 through September 9, 2005).

(c)

Reflects additional amortization of the step-up in basis of fixed and intangible assets based on the purchase price allocation of Waste Express assuming the purchase occurred on May 2, 2005 (inception).

(d)

Reflects additional contractual interest expense on Amerex’s note payable with Professional Traders Fund LLC at an annual interest rate of 8% assuming the note was issued May 2, 2005 (inception) to pay for the purchase price of Waste Express.

(e)

Reflects additional amortization of debt discount related to shares of common stock agreed to be issued in connection with Amerex’s note payable, assuming the note payable and related common stock obligation was issued on May 2, 2005 (inception).

(f)

1,000 shares of Amerex and 2,000 shares of Waste Express common stock were issued and outstanding during 2005. The pro forma adjustment eliminates these shares, and reflects the capitalization of the Company after the exchange of shares of common stock of Airguide, Inc. for shares of Amerex common stock as if the exchange occurred at the beginning of the period (May 2, 2005).